Exhibit 99.1

As of January 23, 2014

Contango ORE, Inc.
3700 Buffalo Speedway
Suite 960
Houston, TX 77098

Attention: Mr. Brad Juneau

Dear Brad:

Pursuant to our recent conversations, we are pleased to confirm the arrangements under which Petrie Partners, LLC ("Petrie") will act as financial advisor to Contango ORE, Inc. (the "Company") in connection with a possible acquisition, sale, merger or any other material transaction involving the Company.

1.      Scope of Engagement. As your financial advisor, we will perform such financial advisory and investment banking services for the Company as are customary and appropriate in engagements of this type and as you reasonably request including assisting the Company in analyzing, structuring, negotiating and effecting a Transaction (as defined below) on the terms and conditions of this letter agreement. Petrie may, to the extent it deems appropriate, retain the services of its affiliates to assist in providing its services hereunder and share with such affiliates information made available in connection with the engagement hereunder.

If requested by the Company, Petrie will render, in accordance with our customary practice, an opinion (the "Opinion") as to whether the consideration (or exchange ratio) to be paid in a proposed Transaction is fair from a financial point of view to the Company or its shareholders. The Opinion will be dated as of a date reasonably proximate to the date of the definitive agreement. The Opinion will be prepared solely for the use and benefit of the Board of Directors of the Company. If reference to the Opinion is required by law or regulation to be made in a proxy statement or purchase agreement, we will provide our consent thereto so long as the full text of our Opinion is reproduced therein and we approve in advance the text of any accompanying disclosure.

2.       Transaction. For purposes of this agreement, a "Transaction" means, whether effected directly or indirectly or in any transaction or series of transactions, (a) any merger, consolidation or other business combination pursuant to which all or a material portion of the business, assets, or voting securities of the Company is combined with a potential purchaser, (b) the sale, transfer, exchange or other disposition of all or a material portion of the business, assets or voting securities of the Company regardless of the structure or form of the transaction.

3.       Fees. The Company agrees to pay the following fees to Petrie for its financial advisory services:

(a)    Retainer. A fee of $100,000, payable in cash on the date of this letter agreement;

(b)    Success Fee. If, during the period Petrie is retained by the Company or within nine (9) months thereafter (the "Tail Period"), a Transaction is consummated or the Company enters into an agreement regarding a Transaction (which is subsequently consummated), there will be a fee equal to 2.5% of the Consideration payable in cash upon the closing of the Transaction (the "Success Fee").

(c)    Opinion Fee. If requested by the Company, and upon the delivery by Petrie of an Opinion, the Company will pay Petrie a cash fee of $250,000, regardless of the conclusions to be expressed in

1700 Lincoln Street, Suite 3900 Denver, Colorado 80203 • 600 Travis Street, Suite 6700 Houston, Texas 77002

the Opinion.  In the event a Success Fee becomes payable after the Opinion Fee has been paid, the Opinion Fee will be deducted from the Success Fee. In the event the Company elects to engage an additional advisor to render an Opinion and does not request an Opinion from Petrie, the fee paid by the Company to the additional advisor, up to $250,000, will be deducted from Petrie's Success Fee.

(d)   Break-up Fee. Additionally, in the event the Company enters into an agreement with respect to a Transaction that is subsequently terminated during the Term (as defined below) or Tail Period, and the Company receives a "break-up", "termination", "topping", "expense reimbursement" or similar fee or payment (including, without limitation, any judgment for damages or amount in settlement of any dispute as a result of such termination), including the profit on any stock acquired or stock option granted the Company or any of its affiliates, Petrie shall be entitled to a break-up fee payable in cash of 33% of all such amounts (the "Break-up Fee") (but in no event greater than the Success Fee would have been had the Transaction been consummated), payable promptly upon receipt by the Company.

All fees and expenses payable hereunder are net of all applicable withholding and similar taxes.

For purposes hereof, the term "Consideration" means (a) the total value of all cash, securities and other property paid or payable, directly or indirectly, to a seller or sellers in connection with a Transaction (including, without limitation, amounts paid, distributed or issued, or to be paid, distributed or issued, to holders of common stock, warrants, options or similar rights or securities) plus, without duplication, (B) the aggregate principal amount of all indebtedness for borrowed money outstanding immediately prior to consummation of a Transaction or otherwise, directly or indirectly, assumed, refinanced (including any premiums paid), extinguished or consolidated in connection with such Transaction. For the avoidance of doubt, Consideration shall also include the value of any securities of an acquirer (or resulting or surviving entity) which are received by security holders of the acquired company in respect of any securities of the acquired company which are "rolled over" into the acquirer (or resulting or surviving entity) in connection with the Transaction.

4.         Expenses. In addition to the fees, the Company agrees to reimburse Petrie, upon request made from time to time, for its reasonable out-of-pocket expenses incurred in connection with this engagement including the reasonable fees and disbursements of legal counsel. These expenses generally include travel costs, document production and other customary expenses for this type of assignment.

5.        Disclosure. Any document, advice, opinion or analysis provided by Petrie hereunder will be solely for the use and benefit of the Board of Directors and senior management of the Company and will not be quoted, reproduced, summarized, or otherwise disclosed, nor will any reference to Petrie be made, without Petrie's prior written consent (which consent shall not be unreasonably withheld). Notwithstanding any other provision of this letter agreement, immediately upon the commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this letter agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure.

6.        Information. The Company will furnish, or arrange to have furnished to, Petrie such information as Petrie believes appropriate to its engagement hereunder (all such information so furnished being the "Information"), and will update such Information as appropriate. The Company recognizes and consents to the fact that Petrie (i) will use and rely on the accuracy and completeness of the Information supplied or otherwise made available to Petrie without having any obligation to independently verify the same, (ii) does not assume responsibility for the accuracy or completeness of the Information or such other information, (iii) has no obligation to undertake an independent evaluation, appraisal or physical inspection of any assets or liabilities of the Company or a potential purchaser, and (iv) with respect to any financial forecasts (including cost savings and synergies) that may be furnished to or discussed with Petrie by the Company or a potential purchaser, will assume that they have been reasonably prepared and reflect the best then currently available estimates and judgment of the Company's management or the management of a potential purchaser.

7.         Independent Contractor.  It is understood and agreed that Petrie is retained to act solely as financial advisor and, in such capacity, shall act as an independent contractor with duties solely to the Company and nothing in this letter agreement or the nature of the services shall be deemed to create a fiduciary or agency relationship between Petrie and the Company or its stockholders, creditors, employees or any other party.

8.        Term and Termination. This engagement may be terminated by the Company or Petrie at any time (the "Term") upon written notice to that effect to the other party, it being understood that the provisions of Sections 4 (Expenses), 5 (Disclosure), 8 (Term and Termination), 9 (Indemnity) and 11 (Miscellaneous) shall survive termination of this agreement. No termination of Petrie hereunder shall affect the Company's obligation to pay accrued fees and expenses to the extent provided for herein.

9.        Indemnity.  In connection with engagements such as this, it is Petrie's policy to receive indemnification. The Company agrees to the provisions with respect to the indemnification of Petrie and the other matters set forth in Annex A.  Annex A is incorporated by reference in its entirety into this letter.

10.      Public Announcement.  Following the public announcement of a Transaction, the Company acknowledges that Petrie may, at its option and expense, place an announcement in such newspapers, periodicals and electronic media as it may choose, stating that Petrie has acted as the financial advisor to the Company in connection with a Transaction. If requested by Petrie, the Company will include a reference to Petrie as its financial advisor in any press release or public announcement with respect to the Transaction.

11.      Miscellaneous.

(a)   Petrie is acting as financial advisor and is not an expert on, and cannot render opinions regarding, legal, accounting, regulatory or tax matters. You should consult with your other professional advisors concerning these matters before undertaking the proposed Transaction.

(b)   Petrie is a securities firm and may be engaged, either directly or through its affiliates, in various activities including securities trading, investment management, financing activities and financial advisory services for companies, governments and individuals. In the ordinary course of these activities, Petrie, its employees, and its affiliates may actively trade the debt and equity securities or other financial instruments (or related derivative instruments) of the Company other parties which may be the subject of the engagement contemplated by this letter agreement for their own accounts or the accounts of affiliates and may at any time hold long and short positions in such securities or instruments. The interests of the parties described in this Section 11(b) may conflict with yours. As of the date hereof, certain employees of Petrie hold existing equity or equity-linked securities of the Company, in each case in quantities that are not material to each individual's net worth.

(c)   No waiver, amendment or other modification of this letter agreement shall be effective unless in writing and signed by each party to be bound thereby. This letter agreement shall inure to the benefit of and be binding on the Company, Petrie and their respective successors.

(d)   In case any provision of this letter agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this letter agreement shall not in any way be affected or impaired thereby.

(e)   This letter agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(f)   Each of Petrie and the Company (on its own behalf and, to the extent permitted by applicable law, on behalf of its shareholders) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of this letter agreement.

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Petrie the duplicate copy of this letter agreement enclosed herewith. We are delighted to accept this engagement and look forward to working with you on the assignment.

Very truly yours,

PETRIE PARTNERS, LLC

By /s/ Andrew J. Rapp
Andrew J. Rapp Managing Director

Accepted and Agreed to as of
the date first written above:

CONTANGO ORE, Inc.

By /s/ Brad Juneau
     Brad Juneau
President and Chief Executive Officer

ANNEX A

The Company agrees to indemnify Petrie and its affiliates and their respective directors, officers, employees, agents and controlling persons (Petrie and each such person being an "Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject under any applicable law, or otherwise, and related to, arising out of, or in connection with, a Transaction contemplated by the engagement letter of which this Annex A is a part or the engagement of Petrie pursuant thereto, and the performance by Petrie of the services contemplated thereby, and will reimburse each Indemnified Party for all expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of the Company. The Company will not be liable under the foregoing to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the bad faith or gross negligence of such Indemnified Party.

The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its security holders or creditors related to, arising out of, or in connection with, any Transaction, the engagement of Petrie pursuant to, or the performance by Petrie of the services contemplated by, the engagement letter except to the extent that any loss, claim, damage or liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the bad faith or gross negligence of such Indemnified Party.

If the indemnification of an Indemnified Party provided for in this letter agreement is for any reason held unenforceable, although otherwise applicable in accordance with its terms, the Company agrees to contribute to the losses, claims, damages and liabilities for which such indemnification is held unenforceable (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and Petrie, on the other hand, of any contemplated Transaction (whether or not such Transaction is consummated) or (ii) if (but only if) the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and Petrie, on the other hand, as well as any other relevant equitable considerations. The Company agrees that for the purposes of this paragraph the relative benefits to the Company and Petrie of any contemplated Transaction (whether or not such Transaction is consummated) shall be deemed to be in the same proportion that the total value paid or issued or contemplated to be paid or issued by the Company, as a result of or in connection with a Transaction, bears to the fees paid or to be paid to Petrie under the engagement letter; provided, however, that, to the extent permitted by applicable law, in no event shall the Indemnified Parties be required to contribute an aggregate amount in excess of the aggregate fees actually paid to Petrie under the engagement letter of which this Annex A is a part.

The Company agrees that it will not settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification could be sought under this letter agreement (whether or not Petrie or any other Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action or proceeding.

If Petrie or any other Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company or a Purchaser in which such party is not named as a defendant, the Company will reimburse Petrie for all expenses incurred in connection with such party's appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel.

The provisions of this Annex A shall continue to apply and shall remain in full force and effect regardless of any modification or termination of the engagement or engagement letter of which this Annex A is a part or the completion of Petrie's services thereunder.